As filed with the Securities and Exchange Commission on July 25, 1997
                                                 Registration No. 333-
                                                                      ----------

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                               SANDISK CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                                   77-0191793
    (State or other jurisdiction              (IRS Employer Identification No.)
  of incorporation or organization)

                 140 Caspian Court, Sunnyvale, California 94089
               (Address of principal executive offices) (Zip Code)

                               SANDISK CORPORATION
                             1995 STOCK OPTION PLAN
                  1995 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plans)

                                 Dr. Eli Harari
                      President and Chief Executive Officer
                               SanDisk Corporation
                 140 Caspian Court, Sunnyvale, California 94089
                     (Name and address of agent for service)
                                 (408) 542-0500
          (Telephone number, including area code, of agent for service)

================================================================================
                         CALCULATION OF REGISTRATION FEE

                                              Proposed   Proposed
            Title of                          Maximum    Maximum
           Securities           Amount        Offering   Aggregate  Amount of
              to be             to be         Price per  Offering   Registration
           Registered           Registered(1) Share(2)   Price(2)   Fee
           ----------           ------------- ---------  ---------- ------------

1995 Stock Option Plan

  Options to purchase               2,500,000     N/A        N/A        N/A
  Common Stock

  Common Stock, $0.001 par value    2,500,000   $21.125 $52,812,500      $16,004

1995 Non-Employee Directors
Stock Option Plan

  Options to purchase                  50,000     N/A        N/A        N/A
  Common Stock

  Common Stock, $0.001 par value       50,000   $21.125  $1,056,250         $320


Employee Stock Purchase Plan

  Common Stock, $0.001 par value      450,000   $21.125  $9,506,250       $2,881
                                                                          ------

                                              Aggregate Filing Fee:      $19,205
================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the SanDisk Corporation 1995 Stock Option Plan, the 1995 Non-Employee Directors Stock Option Plan and the Employee Stock Purchase Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of SanDisk Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, on the basis of the average of the high and low selling prices per share of Common Stock of SanDisk Corporation on July 21, 1997 as reported on the Nasdaq National Market.

                                     PART II

               Information Required in the Registration Statement



Item 3.  Incorporation of Documents by Reference

         SanDisk Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

   (a)The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 filed with the SEC on March 13, 1997;

   (b)The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997, filed with the SEC on May 14, 1997;

   (c)The Registrant's Current Report on Form 8-K, filed with the SEC on April 28, 1997, as amended on May 16, 1997; and

   (d)The Registrant's Registration Statement No. 0-26734 on Form 8-A filed with the SEC on September 8, 1995, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), together with the amendments thereto, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

         All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.


Item 4.  Description of Securities

         Not Applicable.


Item 5.  Interests of Named Experts and Counsel

         Not Applicable.


Item 6.  Indemnification of Directors and Officers

         Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "1933 Act"). The Registrant's Bylaws provide for permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of their fiduciary duty as directors to the Registrant and its stockholders. This provision in the
Certificate of Incorporation does not eliminate the fiduciary duty of the directors, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law and for actions leading to improper personal benefit to the director. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and director which provide such officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.


Item 7.  Exemption from Registration Claimed

         Not Applicable.


Item 8.  Exhibits

Exhibit Number        Exhibit

   4                Instruments   Defining   Rights  of   Stockholders.   Reference   is  made  to   Registrant's
                    Registration  Statement  No.  0-18225 on Form 8-A which is  incorporated  herein by reference pursuant to Item 3(d).
   5                Opinion and Consent of Brobeck, Phleger & Harrison LLP.
  23.1              Consent of Ernst & Young LLP, Independent Auditors.
  23.2              Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
  24                Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
  99.1              1995 Stock Option Plan (as Amended and Restated February 10, 1997).
  99.2*             Form of Notice of Grant of Stock Option.
  99.3*             Form of Stock Option Agreement.
  99.4*             Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
  99.5*             Form of Addendum to Stock Option Agreement (Involuntary Termination).
  99.6*             Form of Addendum to Stock Option Agreement (Special Tax Elections).
  99.7              1995 Non-Employee Directors Stock Option Plan (as Amended and Restated February 10, 1997).
  99.8*             Form of Notice of Grant of Automatic Stock Option (Initial Grant).
  99.9*             Form of Notice of Grant of Automatic Stock Option (Annual Grant).
  99.10*            Form of Automatic Stock Option Agreement.
  99.11             Employee Stock Purchase Plan (as Amended and Restated February 10, 1997).
  99.12*            Form of Stock Purchase Agreement.
  99.13*            Form of Enrollment/Change Form.


    * Exhibits 99.2 through 99.6, 99.8 through 99.10 and 99.12 and 99.13 are incorporated herein by reference to Exhibits 99.2 through 99.6, 99.8 through
    99.10 and 99.12 and 99.13 to Registrant's Registration Statement on Form S-8, filed with the SEC on November 10, 1995.

Item 9.  Undertakings

         A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option Plan, 1995 Non-Employee Directors Stock Option Plan and the Employee Stock Purchase Plan.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on this 21st day of July, 1997.


                             SANDISK CORPORATION



                             By: /s/ Eliyahou Harari
                                 -------------------------------------
                                 Dr. Eliyahou Harari
                                 President and Chief Executive Officer


                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of SanDisk Corporation, a Delaware corporation, do hereby constitute and appoint Dr.
Eliyahou Harari and Cindy Burgdorf and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature                        Title                                 Date


/s/ Eliyahou Harari              President and                     July 21, 1997
-----------------------------    Chief Executive Officer
Dr. Eliyahou Harari              (Principal Executive
                                 Officer)

Signature                        Title                                 Date


/s/ Cindy Burgdorf               Senior Vice President,            July 21, 1997
-----------------------------    Finance and Administration,
Cindy Burgdorf                   Chief Financial Officer
                                 and Secretary (Principal
                                 Financial and Accounting
                                 Officer)


/s/ Irwin Federman               Director                          July 21, 1997
-----------------------------
Irwin Federman



/s/ William V. Campbell          Director                          July 21, 1997
-----------------------------
William V. Campbell



/s/ James D. Meindl              Director                          July 21, 1997
-----------------------------
Dr. James D. Meindl



/s/ Catherine P. Lego            Director                          July 21, 1997
-----------------------------
Catherine P. Lego



/s/ Joseph Rizzi                 Director                          July 21, 1997
-----------------------------
Joseph Rizzi



/s/ Alan F. Shugart              Director                          July 21, 1997
-----------------------------
Alan F. Shugart

                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.



                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933


                               SANDISK CORPORATION

                                  EXHIBIT INDEX




 Exhibit
 Number        Exhibit

   4           Instruments   Defining   Rights  of   Stockholders.   Reference   is  made  to   Registrant's
               Registration  Statement  No.  0-18225 on Form 8-A which is  incorporated  herein by reference pursuant to Item 3(d).
  5            Opinion and Consent of Brobeck, Phleger & Harrison LLP.
 23.1          Consent of Ernst & Young LLP, Independent Auditors.
 23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in Exhibit 5.
 24            Power of Attorney.  Reference is made to page II-4 of this Registration Statement.
 99.1          1995 Stock Option Plan (as Amended and Restated February 10, 1997).
 99.2*         Form of Notice of Grant of Stock Option.
 99.3*         Form of Stock Option Agreement.
 99.4*         Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right).
 99.5*         Form of Addendum to Stock Option Agreement (Involuntary Termination).
 99.6*         Form of Addendum to Stock Option Agreement (Special Tax Elections).
 99.7          1995 Non-Employee Directors Stock Option Plan (as Amended and Restated February 10, 1997).
 99.8*         Form of Notice of Grant of Automatic Stock Option (Initial Grant).
 99.9*         Form of Notice of Grant of Automatic Stock Option (Annual Grant).
 99.10*        Form of Automatic Stock Option Agreement.
 99.11         Employee Stock Purchase Plan (as Amended and Restated February 10, 1997).
 99.12*        Form of Stock Purchase Agreement.
 99.13*        Form of Enrollment/Change Form.


        *Exhibits 99.2 through 99.6,  99.8 through 99.10 and 99.12 and 99.13 are incorporated herein by reference to Exhibits 99.2 through 99.6, 99.8 through 99.10 and 99.12 and 99.13 to Registrant's Registration Statement on Form S-8, filed with the SEC on November 10, 1995.